Execution Version
PARENT GUARANTEE AGREEMENT
This PARENT GUARANTEE AGREEMENT (this “Agreement”) dated as of September 30, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) made by KOSMOS ENERGY LTD., a Delaware corporation (the “Guarantor”) in favor of CLMG CORP., a Texas corporation, as administrative agent and term loan collateral agent (together with its successors in such capacities, the “Term Loan Agent”) for the benefit of (a) the Lenders from time to time parties to the Credit Agreement referred to below and (b) the other Secured Parties (as hereinafter defined). Capitalized terms used and not defined herein have the meanings given such terms in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Guarantor, as parent, KOSMOS ENERGY GOM HOLDINGS, LLC, a Delaware limited liability company (“GOM Holdings”), as a borrower, KOSMOS ENERGY GULF OF MEXICO OPERATIONS, LLC, a Delaware limited liability company (“GOM Operations”), as a borrower (GOM Holdings and GOM Operations, in such capacities, collectively, the “Borrowers”), KOSMOS ENERGY GULF OF MEXICO, LLC, a Delaware limited liability company (“Holdings”), as a guarantor, KOSMOS ENERGY GULF OF MEXICO MANAGEMENT, LLC, a Delaware limited liability company (“GOM Management”), as a guarantor and the other affiliates of the Borrowers from time to time party thereto, as guarantors (together with Holdings and GOM Management, in such capacities, collectively, the “Additional Guarantors”, and the Borrowers and the Additional Guarantors to be referred to, collectively, with each other Person that becomes an obligor under the Loan Documents with respect to the Obligations, as the “Other Loan Parties”), the several banks and other financial institutions or entities from time to time parties thereto, as lenders, and the Term Loan Agent have entered into that certain Senior Secured Term Loan Credit Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Guarantor is a member of an affiliated group of companies that includes each Other Loan Party;
WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;
WHEREAS, the Hedge Banks may from time to time enter into Secured Hedge Agreements with the Other Loan Parties;
WHEREAS, the Cash Management Banks may from time to time enter into Secured Cash Management Agreements with the Other Loan Parties;
WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement and from such Secured Hedge Agreements and Secured Cash Management Agreements; and
WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Guarantor shall have executed and delivered this Agreement to the Term Loan Agent for the benefit of the Secured Parties.
Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020

NOW, THEREFORE, in consideration of the above premises, the parties hereto hereby agree as follows:
Section 1.DEFINED TERMS
a..Definitions.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(a)    The following terms shall have the following meanings:
“Additional Guarantors”: as defined in the preamble hereto.
“Agreement”: as defined in the preamble hereto.
“Borrowers”: as defined in the preamble hereto.
“Collateral”: as defined in the Credit Agreement.
“Credit Agreement”: as defined in the preamble hereto.
“Discharge of Obligations”: means the satisfaction of the following conditions: (i) the repayment in full in Cash of all of the outstanding principal amount of the Loans and all other Obligations (except for (a) Secured Bank Product Obligations and (b) indemnities and other obligations which by the express terms of the relevant Loan Documents survive the repayment of the Loans and the termination of the Commitments) due and payable under the Loan Documents and (ii) the termination of all Commitments.
“GOM Management”: as defined in the preamble hereto.
“GOM Operations”: as defined in the preamble hereto.
“Guarantor”: as defined in the preamble hereto.
“Guaranty”: the guaranty of the Guarantor set forth in Section 2.
“Guaranteed Obligations”: as defined in Section 2.1(a).
“Holdings”: as defined in the preamble hereto.
“Insolvency or Liquidation Proceeding”: the following:
(a)    any case commenced by or against any Loan Party under the Bankruptcy Code or any other Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of any Loan Party, any receivership or assignment for the benefit of creditors relating to any Loan Party or any similar case or proceeding relative to any Loan Party or its creditors, as such, in each case whether or not voluntary;
(b)    any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to any Loan Party, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or
Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020

(c)    any other proceeding of any type or nature in which substantially all claims of creditors of any Loan Party are determined and any payment or distribution is or may be made on account of such claims.
“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.
“Obligations”: has the meaning given to such term in the Credit Agreement; provided that (i) with respect to the Guaranty provided by the Guarantor, “Obligations” shall refer to the Obligations of each of Other Loan Party and (ii) for purposes of this Agreement, Excluded Swap Obligations of any Other Loan Party shall at no time constitute Obligations of the Guarantor.
“Other Loan Parties”: as defined in the preamble hereto.
“Qualified ECP Guarantor”: in respect of any Swap Obligation, a Person that is a Loan Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Secured Documents” means, collectively, the Loan Documents, each Secured Cash Management Agreement and each Secured Hedge Agreement.
“Secured Parties”: means, collectively, (a) the Administrative Agent, the Term Loan Collateral Agent, the Lenders, (b) each Hedge Bank and (b) Cash Management Bank party to any Secured Cash Management Agreement, in each case, that has agreed or has been deemed to have agreed to be bound by the provisions hereof as if it were a party hereto and by the provisions of Section 7.08 of the Credit Agreement as if it were a Lender party thereto and (c) each co-agent or sub-agent appointed by the Term Loan Agent from time to time pursuant to Article VII of the Credit Agreement; provided that no Hedge Banks party to Secured Hedge Agreements or Cash Management Banks party to Secured Cash Management Agreements shall have any rights in connection with the management or release of the obligations of the Guarantor under this Agreement.
“Subordinated Obligations”: as defined in Section 2.5.
“Term Loan Agent”: as defined in the preamble hereto.
Additional Definitional Provision. Except as otherwise expressly set forth herein, the rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Agreement.
Section 2.GUARANTEE
a..Guaranty; Limitation of Liability.
(i)The Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each Other Loan Party now or hereafter existing under or in respect of the Secured Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of
Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020 the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Term Loan Agent or any other Secured Party in enforcing any rights under this Guaranty or any other Secured Document, in each case, in accordance with Section 8.04 of the Credit Agreement. Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Other Loan Party to any Secured Party under or in respect of the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency or Liquidation Proceeding involving such other Loan Party.
(ii)The Guarantor, and by its acceptance of this Guaranty, the Term Loan Agent (on behalf of each Secured Party), hereby confirms that it is the intention of all such Persons that this Guaranty and the obligations of the Guarantor hereunder not constitute a fraudulent transfer, fraudulent conveyance or fraudulent incurrence of a debt for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the obligations of the Guarantor hereunder. To effectuate the foregoing intention, the Term Loan Agent, the other Secured Parties and the Guarantor hereby irrevocably agree that the obligations of the Guarantor under this Guaranty at any time shall be limited to the maximum amount as will not render the obligations of the Guarantor under this Guaranty subject to avoidance as a fraudulent transfer, fraudulent conveyance or fraudulent incurrence of a debt under any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law, and not any greater amount. The Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.
(iii)The Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty or any other guaranty, the Guarantor will contribute, to the maximum extent permitted by law, such amounts to each Other Loan Party and each other guarantor of the Guaranteed Obligations so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Secured Documents.
b..Guaranty Absolute. To the fullest extent permitted by law, the Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Secured Documents. The obligations of the Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Secured Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other Loan Party or whether any Borrower or any other Loan Party is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses (other than defense by the Guarantor of Discharge of Obligations) it may now have or hereafter acquire in any way relating to, any or all of the following:
(i)any lack of validity or enforceability of any Secured Document or any agreement or instrument relating thereto;
Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020

(ii)any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Secured Documents, or any other amendment or waiver of or any consent to departure from any Secured Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries;
(iii)any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;
(iv)any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Secured Documents or any other assets of any Loan Party or any of its Subsidiaries;
(v)any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;
(vi)any failure of any Lender to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Lender (the Guarantor waiving any duty on the part of the Lenders to disclose such information);
(vii)the failure of any other Person to execute or deliver this Agreement or any other guaranty or agreement or the release or reduction of liability of the Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or
(viii)any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Lender that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety (other than a defense by the Guarantor of Discharge of Obligations).
This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or any other Loan Party or otherwise, all as though such payment had not been made.
c..Waivers and Acknowledgments.
(i)The Guarantor hereby agrees that its Guaranty hereunder constitutes a continuing, absolute and unconditional guarantee of payment when due and not of collection and waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.
Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020

(ii)Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
(iii)The Guarantor hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of the Guarantor or other rights of the Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral, (ii) any defense based on any right of set-off or counterclaim against or in respect of the obligations of the Guarantor hereunder, and (iii) any right to require that any resort be had by the Term Loan Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any Deposit Account or credit on the books of the Term Loan Agent or any other Secured Party in favor of any Borrower or any other person.
(iv)The Guarantor acknowledges that the Term Loan Agent may, subject to the terms of the applicable Loan Documents, without notice to or demand upon the Guarantor and without affecting the liability of the Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and the Guarantor hereby waives any defense to the recovery by the Term Loan Agent and the other Secured Parties against the Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.
(v)The Guarantor assumes all responsibility for being and keeping itself informed of each of the Borrower’s and each other Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that neither the Term Loan Agent nor any other Secured Party will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.
(vi)The Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to the Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.
(vii)The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2.2 and this Section 2.3 are knowingly made in contemplation of such benefits.
d..Subrogation. The Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under or in respect of this Guaranty or any other Secured Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against any Borrower, any other Loan Party or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower or any other
Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020

Loan Party directly or indirectly, in Cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Discharge of Obligations. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the Discharge of Obligations, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Term Loan Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Secured Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) the Guarantor shall make payment to any Lender of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in Cash, and (iii) the Discharge of Obligations shall have occurred, the Lenders will, at the Guarantor’s request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by the Guarantor pursuant to this Guaranty.
e..Subordination. The Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to the Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 2.5:
(i)Prohibited Payments, Etc. Except after the occurrence and during the continuance of an Event of Default and to the extent permitted by the Credit Agreement and the other Loan Documents, the Guarantor may receive regularly scheduled payments from any other Loan Party on account of the Subordinated Obligations. Upon the occurrence and during the continuance of any Event of Default, however, unless the Required Lenders otherwise agree, the Guarantor shall not demand, accept or take any action to collect any payment on account of the Subordinated Obligations other than to the extent payment of such Subordinated Obligations is permitted under the terms of the Loan Documents.
(ii)Prior Payment of Guaranteed Obligations. In any Insolvency or Liquidation Proceeding relating to any other Loan Party, the Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in Cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of an Insolvency or Liquidation Proceeding, whether or not constituting an allowed claim in such proceeding (“Post-Petition Interest”)) before the Guarantor receives payment of any Subordinated Obligations.
(iii)Turn-Over. Upon the occurrence and during the continuance of an Event of Default, the Guarantor shall, if the Term Loan Agent so requests in writing, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Lenders and deliver such payments to the Term Loan Agent on account of the Guaranteed Obligations (including all Post-Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.
(iv)Term Loan Agent Authorization. After the occurrence and during the continuance of any Event of Default, the Term Loan Agent is authorized and empowered (but without any obligation to so do), in its sole and absolute discretion, (i) in the name of the Guarantor, to collect and enforce, and to
Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020 submit claims in respect of, the Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post-Petition Interest), and (ii) to require the Guarantor (A) to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and (B) to pay any amounts received on such obligations to the Term Loan Agent for application to the Guaranteed Obligations (including any and all Post-Petition Interest).
(v)Subordination Agreement. Notwithstanding anything to the contrary contained herein, in the event of any conflict between this Agreement and any subordination agreement entered into as required by the Credit Agreement with respect to the Subordinated Obligations, such Subordination Agreement shall control.
f..Eligible Contract Participant.
(i)The Guarantor represents and warrants on the date hereof that, to the extent any Guaranteed Obligations include Swap Obligations on the date hereof, it is an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations issued thereunder.
(ii)The Guarantor agrees that at such time as the Guaranteed Obligations of the Guarantor includes Swap Obligations, and at such other times as are required for purposes of the Commodity Exchange Act and the regulations thereunder, the Guarantor shall constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder.
g..Keepwell. The Guarantor, as a Qualified ECP Guarantor hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time to honor the Guarantor’s Swap Obligations to the extent included in the Guarantor’s Guaranteed Obligations under this Section 2 (provided, however, that the obligation of the Qualified ECP Guarantor under this Section 2.7 shall be limited to the maximum amount of such liability that can be incurred without rendering its obligation under this Section 2.7, or otherwise under this Section 2, subject to avoidance as a fraudulent transfer, fraudulent conveyance or fraudulent incurrence of a debt under any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state, and not any greater amount). The obligations of the Guarantor as a Qualified ECP Guarantor under this Section 2.7 shall remain in full force and effect until the later of the date (a) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in Cash and (b) the Discharge of Obligations (but solely to the extent such Guaranteed Obligations include Swap Obligations) occurs. The Guarantor as a Qualified ECP Guarantor intends that this Section 2.7 constitute, and this Section 2.7 shall be deemed to constitute, a keepwell, support, or other agreement for the benefit of the Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
h..Excluded Swap Obligations. In no event shall the Guaranty or any guarantee of the Guarantor in respect of any Swap Obligation under any Secured Hedge Agreements include, or be deemed to include, a guarantee of any Excluded Swap Obligations.
Section 3.REPRESENTATIONS AND WARRANTIES
To induce the Term Loan Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, the
Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020

Guarantor hereby represents and warrants to the Term Loan Agent as and when required by the Credit Agreement, for the benefit of the Secured Parties, that each representation and warranty contained in Article 4 of the Credit Agreement relating to the Guarantor is true and correct in all material respects as of the date hereof (or in the case of any such representation that is qualified by materiality, in all respects) as if made by the Guarantor herein, provided, that to the extent any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects (or in the case of any such representation that is qualified by materiality, in all respects) as of such date or for such period.
Section 4.COVENANTS
The Guarantor covenants and agrees with the Term Loan Agent, for the benefit of the Secured Parties, that, until the Discharge of Obligations, the Guarantor will comply, and will cause each other Loan Party to comply, with all of the applicable provisions, covenants and agreements contained in Article 5 and 6 of the Credit Agreement relating to the Guarantor or any of the Other Loan Parties, and it will take or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Article 5 or Article 6 of the Credit Agreement, and so that no Default or Event of Default is cause by the actions of the Guarantor, and that:
a..[Reserved].
b..Compliance with Laws, Etc. The Guarantor shall comply, and cause each of its Subsidiaries that are Loan Parties to comply with all applicable laws, rules, regulations and orders binding on such Loan Party or such Subsidiary that is a Loan Party, such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970 in all material respects. The Guarantor will comply with all applicable provisions of the Anti-Corruption Laws and Sanctions and Export Control Laws, and will maintain in effect and enforce policies and procedures designed to ensure compliance by the Grantor, its Subsidiaries that are Loan Parties, each Capital Expenditure SPV, and their respective directors, officers, employees and agents with Anti-Corruption Laws and Sanctions and Export Control Laws.
c..Payment of Obligations, Etc. The Guarantor shall pay and discharge, and cause each of its Subsidiaries that are Loan Parties to pay and discharge all material Debt obligations and all other liabilities and obligations, including (i) all material Taxes imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien (other than a Permitted Lien) upon its property, in each case, before the same shall become delinquent; provided, that neither such Person nor any of its Subsidiaries that are Loan Parties shall be required to pay or discharge any such Debt, liability or Tax that is being contested in good faith and by proper proceedings to the extent that adequate reserves are being maintained in accordance with GAAP; provided, however, that each such Person will, and will cause each Subsidiary that is a Loan Party to, remit withholding Taxes and other payroll Taxes to appropriate Governmental Authorities as and when claimed to be due, notwithstanding the foregoing exceptions.
d..Maintenance of Existence, Etc. The Guarantor shall preserve and maintain, and cause each of its Subsidiaries that are Loan Parties to preserve and maintain, its existence as a corporation, limited liability company or limited partnership, as applicable, its good standing in its jurisdiction of incorporation, formation, organization, or otherwise, as applicable, and, to the extent
Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020 required under applicable law, its qualification to do business and good standing in each other state or jurisdiction in which it operates a material part of its business; provided, however, that the Borrowers and their Subsidiaries may consummate any merger or consolidation permitted under the Credit Agreement.
e..Separateness. The Guarantor shall (i) obtain, and cause each of its Subsidiaries that are Loan Parties to obtain, proper authorization from member(s) or director(s), as applicable, as required by its limited liability company agreement or bylaws for all of its limited liability company or corporate actions pertaining to the Loan Documents, and (ii) comply, and cause each of their respective Subsidiaries that are Loan Parties to comply, with the terms of its certificate of incorporation or formation and by laws or limited liability company agreement (or similar constituent documents).
f..Change in Nature of Business. The Guarantor shall not make, nor permit any of its Subsidiaries that are Loan Parties to make, any material change in the nature of its business as carried on as of the date hereof.
Section 5.APPLICATION OF PROCEEDS
(i)If an Event of Default shall have occurred and be continuing, at any time at the Term Loan Agent’s election, the Term Loan Agent may, notwithstanding the provisions of Section 2.04(b)(iv) of the Credit Agreement, apply all or any part of the net proceeds of the Guaranty, in payment of the Obligations in the manner set forth in Section 6.02 of the Credit Agreement.
Notwithstanding the foregoing, amounts received from any Loan Party that is not a Qualified ECP Guarantor shall not be applied to any Excluded Swap Obligation of such Loan Party.
(ii)Except as provided herein or in any other Secured Document, the Term Loan Agent shall have sole and absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.
Section 6.INDEMNITY, SUBROGATION AND SUBORDINATION
a..[Reserved].
b..Contribution and Subrogation. The Guarantor (in this capacity, a “Contributing Guarantor”) agrees (subject to Section 6.3) that, in the event a payment shall be made by any Other Loan Party in its capacity as a guarantor in respect of any Obligation, or assets of any Other Loan Party in its capacity as a guarantor in respect of any Obligation shall be sold pursuant to any Loan Document to satisfy any Obligation owed to any Secured Party, and such Other Loan Party in its capacity as a guarantor in respect of any Obligation (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrowers as provided in Section 8.1 of the Term Loan Security Agreement, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be (the “Indemnified Amount”), in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor as of the date of the payment of such Obligation and the denominator shall be the aggregate net worth of all the Loan Parties serving as guarantors in respect of any Obligation as of the date of the payment of such Obligation. The Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.2 shall be subrogated to the rights of such Claiming
Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020

Guarantor under Section 8.1 of the Term Loan Security Agreement to the extent of such payment. Notwithstanding the foregoing, to the extent that any Claiming Guarantor right to indemnification hereunder arises from a payment or sale of assets made to satisfy Obligations constituting Swap Obligations, if such Swap Obligations do not constitute Excluded Swap Obligations for the Contributing Guarantor, shall indemnify such Claiming Guarantor with the fraction set forth in the second preceding sentence being modified as appropriate to provide for indemnification of the entire Indemnified Amount.
c..Subordination.
(i)Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantor in respect of any Obligation under Section 6.2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Guarantor to make the payments required by Section 6.2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of the Guarantor with respect to its obligations hereunder, and the Guarantor shall remain liable for the full amount of its obligations hereunder.
(ii)The Guarantor hereby agrees that all Debt and other monetary obligations owed by it to any Other Loan Party in its capacity as a guarantor in respect of any Obligation or any of such Other Loan Party’s Subsidiaries that are Loan Parties shall be fully subordinated to the Obligations as set forth in Section 2.5.
Section 7.MISCELLANEOUS
a..Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 8.01 of the Credit Agreement or pursuant to an Assumption Agreement.
b..Notices. All notices, requests and demands to or upon the Term Loan Agent or the Guarantor hereunder shall be effected in the manner provided for in Section 8.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower Representative as provided in Section 8.02 of the Credit Agreement.
c..No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020

d..Enforcement Expenses; Indemnification. The Guarantor agrees that the provisions of Section 8.04 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
e..Successors and Assigns. This Agreement (including the Guaranty) shall (a) remain in full force and effect until the Discharge of Obligations has occurred or the Guaranty is otherwise released in accordance with Section 7.13 hereof, (b) be binding upon each Loan Party, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their permitted successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as and to the extent provided in Section 8.07 of the Credit Agreement. No Loan Party shall have the right to assign, transfer or delegate its rights hereunder or any interest herein without the prior written consent of the Required Lenders (which consent may be granted or withheld in the Required Lenders’ sole and absolute discretion) and any purported assignment, transfer or delegation without such consent shall be void ab initio.
f..Set-off. The Guarantor agrees that the provisions of Section 8.05 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
g..Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Term Loan Agent and when the Term Loan Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
h..Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
i..Section Headings. Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020

j..Integration. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. This Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Term Loan Agent represent the entire agreement of the Guarantor, the Term Loan Agent and the other Secured Parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
k..GOVERNING LAW. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be construed in accordance with and governed by the law of the State of New York.
l..Submission to Jurisdiction; Waivers.
Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, any Secured Party may bring an action or proceeding in a jurisdiction where Collateral is located.
(i)Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section 7.12. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(ii)Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.2. Nothing in this Agreement or any other Secured Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
m..Releases.
This Agreement shall continue in effect until the Discharge of Obligations. In connection with the termination of this Agreement, the Term Loan Agent shall promptly (and each Secured Party, by its authorization of the Term Loan Agent’s entering into this Agreement, hereby authorizes the Term Loan Agent to) take such actions and execute any such documents as may be reasonably requested by the Guarantor and at the Guarantor’s expense, as applicable, to document and evidence any termination and release of the Guaranty. In the event of any conflict between this Section 9.14 and any provision of the Credit Agreement with respect to the release of any guaranty, the Credit Agreement shall control.
Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020

(i)All releases or other documents delivered by the Term Loan Agent pursuant to this Section 7.13 shall be without recourse to, or warranty by, the Term Loan Agent.
n..No Fiduciary Duty. The Guarantor agrees that the provisions of Section 8.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
o..WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER SECURED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(signature pages follow)

Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

KOSMOS ENERGY LTD.
By:	/s/ Nealesh Shah
Name: Nealesh Shah
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020]

Execution Version

CLMG CORP., as Term Loan Agent
By:	/s/ James Erwin
Name: James Erwin
Title: President

Parent Guarantee Agreement by Kosmos Energy Ltd. in favor of CLMG Corp., dated as of September 30, 2020